Exhibit 31.4

OFFICER’S CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Spiro Sakiris, certify that:

1.	I have reviewed this Amendment No. 1 Annual Report on Form 10-K/A of Intelligent Bio Solutions Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

February 13, 2025

/s/ Spiro Sakiris
Spiro Sakiris, Chief Financial Officer
(Principal Financial and Accounting Officer)